SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OMB APPROVAL

OMB Number: 3235-0059

Expires: August 31, 2004

Estimated average burden
hours per response. . . 14.73

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted
by Rule 14a-6(e)(2))

[X]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[ ]
Soliciting Material Pursuant to 240.14a-12

  LSB INDUSTRIES, INC.

  (Name of Registrant as Specified In Its Charter)

  ___________________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee
(Check the appropriate box):

[X]
No fee required.

[ ]
Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

1)
Title of each class of securities to which transaction
applies:

  ____________________________________________________________________________________

2)
Aggregate number of securities to which transaction applies:

  ____________________________________________________________________________________

3)
Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  ___________________________________________________________________________________

4)
Proposed maximum aggregate value of transaction:

  ___________________________________________________________________________________

5)
Total fee paid:

  ___________________________________________________________________________________

[ ]
Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

  ___________________________________________________________________________________

2)
Form, Schedule or Registration Statement No.:

  ___________________________________________________________________________________

3)
Filing Party:

  ___________________________________________________________________________________

4)
Date Filed:

  ___________________________________________________________________________________

LSB INDUSTRIES, INC.

16 South Pennsylvania Avenue

Post Office Box 754

Oklahoma City, OK  73101

FAX:  (405) 235-5067

Notice of Annual Meeting of Stockholders

To Be Held July 10, 2003

To the Stockholders of

LSB Industries, Inc.

The Annual Meeting of the Stockholders of LSB Industries, Inc. (the "Company") will take place at the Company's offices located at 16 S. Pennsylvania, Oklahoma City, Oklahoma, on Thursday, July 10, 2003, at 11:30 a.m. (CDT), for the purpose of considering and acting upon the following matters:

    The election of 3 nominees to the Board of Directors;

    The approval of the selection of independent auditors;

    Any other business which properly may come before the meeting or any adjournment of the meeting.

The Board of Directors has fixed the close of business on May 16, 2003, as the record date for the determination of holders of the common stock and voting preferred stock of the Company entitled to receive notice of, and to vote at, the Annual Meeting.

To ensure the presence of a quorum at the Annual Meeting, please sign and promptly return the enclosed Proxy Card in the accompanying self-addressed envelope, which requires no postage if mailed in the United States.

The Company is distributing its 2002 Annual Report to Stockholders with the enclosed proxy soliciting material.

                                                            By order of the Board of Directors

David M. Shear

Secretary

Oklahoma City, Oklahoma

June 10, 2003

LSB INDUSTRIES, INC.

16 South Pennsylvania

Post Office Box 754

Oklahoma City, OK  73101

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 10, 2003

SOLICITATION OF PROXIES

Solicitation  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LSB Industries, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to take place on Thursday, July 10, 2003, at 11:30 a.m. at the Company's offices located at 16 South Pennsylvania, Oklahoma City, Oklahoma and at any adjournment thereof. The Company may use the services of its directors, officers, and employees to solicit proxies personally or by telephone, without additional compensation therefore.  The Company will bear all of the costs of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies.

Reimbursement of Expenses  The Company will reimburse any bank, broker-dealer, or other custodian, nominee, or fiduciary for its reasonable expenses incurred in completing the mailing of proxy materials to the beneficial owners of the Company's Common Stock and voting Preferred Stock.

Revocation of Proxy  Any stockholder giving his or her proxy may revoke it at any time before its exercise by (a) notifying the Secretary of the Company, by facsimile or in writing, (b) returning a later-dated proxy card, or (c) attending the Annual Meeting and voting in person.

Mailing of Proxy Statement and Proxy Card  This Proxy Statement and the Proxy Card are being first sent to the stockholders of the Company on or about June 10, 2003.

Stockholder Proposals  In order for the Company to include a stockholder proposal in the proxy materials for the Company's 2004 Annual Meeting of Stockholders, a stockholder must deliver the proposal in writing to the Secretary of the Company no later than February 11, 2004.

SECURITIES AND PRINCIPAL HOLDERS

Record Date and Voting Securities  Only the record holders of shares of the Common Stock and voting Preferred Stock of the Company as of the close of business on May 16, 2003 (the "Record Date"), will have the right to receive notice of, and to vote at, the Annual Meeting.  As of the close of business on the Record Date, the Company had the following shares of Common Stock and voting Preferred Stock issued and outstanding:  (a) 12,432,588 shares of Common Stock (excluding 3,272,426 shares held in treasury); (b) 1,091.5 shares of Convertible Noncumulative Preferred Stock; (c) 20,000 shares of Series B 12% Cumulative Convertible Preferred Stock; and (d) 1,000,000 shares of Series D 6% Cumulative Convertible Preferred Stock ("Series D Preferred Stock").  Each stockholder of record, as of the Record Date, will have one vote for each share of Common Stock and voting Preferred Stock of the Company (except each share of Series D Preferred Stock will have .875 of one vote) that the stockholder owned as of the Record Date. All shares of Common Stock and voting Preferred Stock will vote together as a single class on all matters coming before the Annual Meeting, and a majority of all of the outstanding shares of Common Stock and voting Preferred Stock of the Company, represented as a single class, entitled to notice of, and to vote at, the Annual Meeting, represented in person or by proxy, will constitute a quorum for the meeting.

Pursuant to the General Corporation Law of the State of Delaware, only votes cast "For" a matter constitute affirmative votes, except proxies in which the stockholder fails to make a specification as to whether he votes "For", "Against", "Abstains" or "Withholds" as to a particular matter shall be considered as a vote "For" that matter.  Votes will be tabulated by an inspector of election appointed by the Company's Board of Directors.  Votes in which the stockholder specifies that he is "Withholding" or "Abstaining" from voting are counted for quorum purposes.  Abstentions and broker non-votes are not considered as votes "For" a particular matter.

PROPOSAL 1

ELECTION OF DIRECTORS

General  The Board of Directors has nominated Barry H. Golsen, David R. Goss and Robert C. Brown, M.D. to serve a three-year term expiring in 2006.  Each of the nominees is presently serving as a director of the Company.

If any of the nominees become unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the Proxy Card as the proxies will vote for the election of the person or persons recommended by the Board of Directors.  The proxies cannot be voted for a greater number of persons than the number of nominees.

The Certificate of Incorporation and By-laws of the Company provide for the division of the Board of Directors into three classes, each class consisting as nearly as possible of one-third of the whole.  The term of office of one class of directors expires each year, with each class of directors elected for a term of three years and until their successors are duly elected and qualified. Messrs. Golsen and Goss are in the class whose term is expiring as of the Annual Meeting. Dr. Brown's term was to expired in 2004, but Dr. Brown has been added to the 2003 class of nominees so each class will approximate one-third of the whole as required by the Company's Certificate of Incorporation and By-laws.

The Company's By-laws provide that the Board of Directors, by resolution from time to time, may fix the number of directors that shall constitute the whole Board of Directors.  The By-laws presently provide that the number of directors may consist of not less than 3 nor more than 12.  The Board of Directors currently consists of 12 members.

The By-laws of the Company further provide that only persons nominated by or at the direction of: (a) the Board of Directors of the Company, or (b) any stockholder of the Company entitled to vote for the election of the directors that complies with certain notice procedures, shall be eligible for election as a director of the Company.  Any stockholder desiring to nominate any person as a director of the Company must give written notice to the Secretary of the Company at the Company's principal executive office not less than 50 days prior to the date of the meeting of stockholders to elect directors; except, if less than 60 days' notice or prior disclosure of the date of such meeting is given to the stockholders, then written notice by the stockholder must be received by the Secretary of the Company not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In addition, if the stockholder proposes to nominate any person, the stockholder's written notice to the Company must provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Series 2 Preferred The terms of the $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2 ("Series 2 Preferred") provide that whenever dividends on the Series 2 Preferred are in arrears and unpaid in an amount equal to at least six quarterly dividends: (a) the number of members of the Board of Directors of the Company shall be increased by two effective as of the time of election of such directors; (b) the Company shall, upon the written request of the record holder of 10% of the shares of Series 2 Preferred, call a special meeting of the Preferred Stockholders for the purpose of electing such two additional directors; and (c) the Preferred Stockholders have the exclusive right to vote for and elect such two additional directors; and (d) the term of office of such directors will terminate immediately upon the termination of the right of the Series 2 Preferred holders to vote for such two additional directors, subject to the requirements of Delaware law.  The Series 2 Preferred holders have the right to remove without cause at any time and replace either of the two directors that the Series 2 Preferred holders have elected.

At the request of Jayhawk Capital Management, L.L.C., a special meeting of the holders of the Series 2 Preferred was held on March 11, 2002 for the purpose of electing the two additional directors to the Company's Board of Directors. At this special meeting, the holders of the Company's Series 2 Preferred have elected two additional members of the Company's Board of Directors, Dr. Allen Ford and Mr. Grant Donovan, as permitted pursuant to the terms of the Series 2 Preferred, effective March 11, 2002.

Approval of each nominee for election to the Board of Directors will require the affirmative vote of a plurality of the votes cast by the holders of the voting securities of the Company, voting together as one class.

The following sets forth certain information regarding the nominees and all other directors whose term will continue after the Annual Meeting.

Nominees:

Barry H. Golsen, 52 years old, first became a director in 1981.  His term will expire in 2003.  Mr. Golsen, L.L.B., has served as Vice Chairman of the Board of the Company since August 1994, and for more than five years has been the President of the Company's Climate Control Business. Mr. Golsen has both his undergraduate and law degrees from the University of Oklahoma.

David R. Goss, 62 years old, first became a director in 1971.  His term will expire in 2003.  Mr. Goss, a certified public accountant, is Senior Vice President - Operations of the Company and has served in substantially the same capacity for more than five years. He is a graduate of Rutgers University.

Robert C. Brown, M.D., 72 years old, first became a director in 1969. His term was to expire in 2004, but Dr. Brown has been added to the 2003 class of nominees so each class will approximate one-third of the whole as required by the Company's Certificate of Incorporation and By-laws.  Dr. Brown has practiced medicine for many years and is Vice President and Treasurer of Plaza Medical Group, P.C. He is a graduate of Tufts University and received his medical degree from Tufts University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION

OF THE THREE NOMINEES AS DIRECTORS OF THE COMPANY

Continuing Directors:

Charles A. Burtch, 68 years old, first became a director in 1999.  His term will expire in 2004.  Mr. Burtch was formerly Executive Vice-President and West Division Manager of BankAmerica, where he managed BankAmerica's asset-based lending division for the western third of the United States.   He retired in 1998 and has since been engaged as a private investor.  Mr. Burtch is a graduate of Arizona State University.

Jack E. Golsen, 74 years old, first became a director in 1969.  His term will expire in 2004.  Mr. Golsen, founder of the Company, is Chairman of the Board and President of the Company and has served in that capacity since the inception of the Company in 1969.  During 1996, he was inducted into the Oklahoma Commerce and Industry Hall of Honor as one of Oklahoma's leading industrialists. Mr. Golsen has a degree from the University of New Mexico in Biochemistry.

Horace G. Rhodes, 75 years old, first became a director in 1996.  His term will expire in 2004.  Mr. Rhodes is the Chairman of the law firm of Kerr, Irvine, Rhodes & Ables and has served in such capacity and has practiced law for more than five years.  Since 1972 until 2001, he served as Executive Vice President and General Counsel for the Association of Oklahoma Life Insurance Companies and since 1982 served as Executive Vice President and General Counsel for the Oklahoma Life and Health Insurance Guaranty Association. Mr. Rhodes received his undergraduate and law degrees from the University of Oklahoma.

Raymond B. Ackerman, 80 years old, first became a director in 1993.  His term will expire in 2005.  From 1972 until his retirement in 1992, Mr. Ackerman served as Chairman of the Board and President of Ackerman McQueen, Inc., the largest advertising and public relations firm headquartered in Oklahoma.  He currently serves as Chairman Emeritus of the company. He retired as a Rear Admiral in the United States Naval Reserve.  He is a graduate of Oklahoma City University, and in 1996, was awarded an honorary doctorate from the school.  He was elected to the Oklahoma Hall of Fame in 1993.

Bernard G. Ille, 76 years old, first became a director in 1971.  His term will expire in 2005.  Mr. Ille served as President and Chief Executive Officer of First Life Assurance Company from May 1988, until it was acquired by another company in March 1994.  For more than five years prior to joining First Life, he served as President of United Founders Life Insurance Company.  He is a director of Landmark Land Company, Inc., which was parent company of First Life.  He is also a director for Quail Creek Bank, N.A.  Mr. Ille is currently President of BML Consultants and a private investor.  He is a graduate of the University of Oklahoma.

Donald W. Munson, 70 years old, first became a director in 1997.  His term will expire in 2005. From January 1988, until his retirement in August 1992, Mr. Munson served as President and Chief Operating Officer of Lennox Industries.  Prior to his election as President and Chief Operating Officer of Lennox Industries, he served as Executive Vice President of Lennox Industries' Division Operations, President of Lennox Canada and Managing Director of Lennox Industries' European Operations.  Prior to joining Lennox Industries, Mr. Munson served in various capacities with the Howden Group, a company located in England, and The Trane Company, including serving as the managing director of various companies within the Howden Group and Vice President Europe for The Trane Company.  He is currently a consultant and international distributor for the Ducane Company, an equipment manufacturer, and is serving as a member of the Board of Directors of Multi Clima SA, a French manufacturer of air conditioning - heating equipment, which a subsidiary of the Company has an option to acquire. Mr. Munson is a resident of England.  He has degrees in mechanical engineering and business administration from the University of Minnesota.

Tony M. Shelby, 61 years old, first became a director in 1971.  His term will expire in 2005.  Mr. Shelby, a certified public accountant, is Senior Vice President and Chief Financial Officer of the Company, a position he has held for more than five years.  Prior to becoming Senior Vice President and Chief Financial Officer of the Company, he served as Chief Financial Officer of a subsidiary of the Company and was with the accounting firm of Arthur Young & Co., a predecessor to Ernst & Young LLP.  Mr. Shelby is a graduate of Oklahoma City University.

Directors elected by the holders of Series 2 Preferred

Grant J. Donovan, 46 years old, first became a director in 2002.  Mr. Donovan, is President and founder of Galehead, Inc. a company specializing in the collections of accounts receivable in the international maritime trade business. Prior to forming Galehead, Inc., Mr. Donovan was a partner in a real estate development firm specializing in revitalizing functionally obsolete industrial buildings.  Mr. Donovan received his MBA from Stanford University and his undergraduate degree in Civil Engineering from the University of Vermont.  He currently is on the board of directors of EngenderHealth, a 50 year old international aid organization focused on improving women's healthcare.

Dr. N. Allen Ford, 60 years old, first became a director in 2002.  Dr. Ford joined the University of Kansas faculty in 1976.  He received his Ph.D. in Accounting from the University of Arkansas.  Dr. Ford's teaching and research duties focus mainly on taxation. At the University of Kansas, Dr. Ford has won several teaching awards and is the Larry D. Horner/KPMG Peat Marwick Distinguished Professor of Accounting.  Dr. Ford teaches the following courses in taxation: individual, corporate, partnership, S corporation, gift and estate tax. He is active in professional organizations such as the American Taxation Association and the American Accounting Association.

Certain Committees and Meetings of the Board of Directors  The Board of Directors of the Company held six meetings in 2002. During 2002, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

The Company has an Executive Salary Review Committee and an Audit Committee.  The Company does not have a nominating committee.  The Board of Directors nominates the nominees for election as directors of the Company.

The Executive Salary Review Committee has the authority to set the compensation of all officers of the Company. The present members of the Executive Salary
Review Committee are Robert C. Brown, M.D. and Bernard G. Ille.  During 2002, the Executive Salary Review Committee had three meetings.The Audit Committee oversees the internal audit function, audits and compliance programs and recommends the Company's independent auditor and oversees their activities. Currently, the Audit Committee is comprised of Messrs. Bernard G. Ille, Horace G. Rhodes, Raymond B. Ackerman and Charles A. Burtch. The Audit Committee held 6 meetings in 2002.  Although the Company's Common Stock and $3.25 Convertible Exchangeable Class C Preferred Stock are traded on the Over-the-Counter Bulletin Board, the Company currently uses the standard adopted by Section 121(A) of the American Stock Exchange's ("AMEX") listing standard, as amended, to determine the independence of the members of the Audit Committee. All of the Audit Committee members are independent under the standards of Section 121(A) of the AMEX's listing guide.  The Board has amended and approved the written charter which governs the Audit Committee, a copy of which is attached as Exhibit "B" to this Proxy Statement.

Compensation of Directors  In 2002, the Company compensated six non-employee directors $1,125 each and two non-employee directors $800 each for their services as directors on the Company's Board. Certain non-employee directors also served on the Board of Directors of the Company's subsidiary, ClimaChem, Inc. and received additional fees of $3,375 each for their services.  The non-employee directors of the Company also received $500 for every meeting of the Board of Directors attended during 2002.  Mr. Ackerman received an additional $20,500 for his services on the Audit and Public Relations and Marketing Committees in 2002. Mr. Ille received an additional $20,500 for his services on the Audit, Public Relations and Marketing, and Executive Salary Review Committees in 2002.  Messrs. Burtch and Rhodes received an additional $20,000 each for their services on the Audit Committee in 2002. Dr. Brown received an additional $20,000 for his services on the Executive Salary Review Committees in 2002.  During 2002, Mr. Munson was paid $32,780 for consulting services in connection with developing the Company's European business.

Directors of the Company that are not employees of the Company are eligible to receive options to purchase the Company's Common Stock under the 1993 Non-Employee Director Stock Option Plan and the Outside Directors Stock Purchase Plan. The Company did not grant options under these plans during 2002, 2001, and 2000.

Audit Committee Report The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of nonaudit services with the auditors' independence.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Committee held six meetings during 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee appointed the Company's independent auditors, subject to stockholder approval.

Bernard G. Ille (Chairman)

Horace G. Rhodes

Charles A. Burtch

Raymond B. Ackerman

Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the foregoing report of the Audit Committee and any statements regarding the independence of the Audit Committee members shall not be incorporated by reference into any such filings.

Fees Paid to Independent Auditors For services rendered in 2002 by Ernst & Young LLP, our independent auditors, the Company incurred the following fees:

Audit Fees (1)                               $439,100

  All Other Fees (2)                          $202,390

  Represents 2002 financial statement audit and limited quarterly review services.

  Primarily represents audit related fees, including audit of the Company's employee benefit plan, consents and consultation on accounting standards and transactions, as well as tax return preparations and filing services.

Policy on Pre-Approval of Retention of Independent Auditors  The engagement of Ernst & Young for non-audit accounting and tax services performed for the Company is limited to those circumstances where these services are considered integral to the audit services that it provides or in which there is another compelling rationale for using its services.  Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which Company engages Ernst & Young after May 6, 2003 require pre-approval by the Audit Committee.

Security Ownership of Certain Beneficial Owners  The following table shows the total number and percentage of the outstanding shares of the Company's Common Stock and voting Preferred Stock beneficially owned as of the close of business on May 16, 2003, with respect to each person (including any "group" as used in Section 13(d)(3) of the Securities Act of 1934, as amended) that the Company knows to have beneficial ownership of more than 5% of the Company's Common Stock and voting Preferred Stock.  A person is deemed to be the beneficial owner of voting shares of Common Stock of the Company which the person could acquire within 60 days of the record date.

Because of the requirements of the Securities and Exchange Commission as to the method of determining the amount of shares an individual or entity may beneficially own, the amounts shown below for an individual or entity may include shares also considered beneficially owned by others.

Name and Address
of
Beneficial Owner

Title
of
Class

 Amounts
of Shares
Beneficially
owned (1)

Percent
of
Class

 Jack E. Golsen and
members of his family (2)

 Common
Voting Preferred

 4,954,990
1,020,000

 (3
(4

 )
)

 (5
(6

 )
)

(6

)

 35.15
99.89

 %
%

 Kent C. McCarthy &
affiliates

Common

2,762,081

(7

)

19.97

%

Paul J. Denby

Common

900,556

(8

)

7.11

%

James W. Sight

Common

805,938

(9

)

6.39

%

(1) The Company based the information with respect to beneficial ownership on information furnished by the above-named individuals or entities or contained in filings made with the Securities and Exchange Commission or the Company's records.

(2) Includes Jack E. Golsen and the following members of his family: wife, Sylvia H. Golsen; son, Barry H. Golsen (a Director, Vice Chairman of the Board of Directors, and President of the Climate Control Business of the Company); son, Steven J. Golsen (executive officer of several subsidiaries of the Company); and daughter, Linda F. Rappaport.  For purposes of this Proxy Statement, the address of Jack E. Golsen, Sylvia H. Golsen, Barry H. Golsen, and Linda F. Rappaport is 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107; and Steven J. Golsen's address is 7300 SW 44th Street, Oklahoma City, Oklahoma 73179.

(3) Includes (a) the following shares over which Jack E. Golsen ("J. Golsen") has the sole voting and dispositive power: (i) 40,000 shares that he owns of record, (ii) 4,000 shares that he has the right to acquire upon conversion of a promissory note, (iii) 133,333 shares that he has the right to acquire upon the conversion of 4,000 shares of the Company's Series B 12% Cumulative Convertible Preferred Stock (the "Series B Preferred") owned of record by a trust, of which he is the sole trustee, (iv) 22,090 shares owned of record by the MG Trust, of which he is the sole trustee, or the estate of Mildred Goldstein, of which he is the personal representative, (v) 69,029 shares owned of record by a trust, of which he is the sole trustee, and (vi) 265,500 shares that he has the right to acquire within the next 60 days under the Company's stock option plans; (b) 643,290 shares owned of record by Sylvia H. Golsen, and 284,915 shares owned of record by a trust, of which Sylvia H. Golsen is the sole trustee, over which she and her husband, J. Golsen share voting and dispositive power; (c) 246,616 shares over which Barry H. ("B. Golsen") has the sole voting and dispositive power, 533 shares owned of record by B. Golsen's wife, over which he shares the voting and dispositive power, and 159,000 shares that he has the right to acquire within the next 60 days under the Company's stock option plans; (d) 206,987 shares over which Steven J. Golsen ("S. Golsen") has the sole voting  and  dispositive power and 104,000 shares that he has the right to acquire within the next 60 days under the Company's stock option plans; (e) 271,511 shares held in trust for the grandchildren and great grandchild of J. Golsen and Sylvia H. Golsen of which B. Golsen, S. Golsen and Linda F. Rappaport ("L. Rappaport") jointly share voting and dispositive power; (f) 82,552 shares owned of record by L. Rappaport over which she has sole voting and dispositive power; (g) 1,336,199 shares owned of record by SBL Corporation ("SBL"), 39,177 shares that SBL has the right to acquire upon conversion of 9,050 shares of the Company's non-voting $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2 (the "Series 2 Preferred"), 400,000 shares that SBL has the right to acquire upon conversion of 12,000 shares of Series B Preferred owned of record by SBL, and 250,000 shares that SBL has to right to acquire upon conversion of 1,000,000 shares of the Company's Series D 6% cumulative, convertible Class C preferred stock ("Series D Preferred") owned of record by SBL and (h) 88,100 shares owned of record by Golsen Petroleum Corporation ("GPC"), which is a wholly-owned subsidiary of SBL, 133,333 shares that GPC has the right to acquire upon conversion of 4,000 shares of Series B Preferred owned of record  by GPC and 175,325 shares that GPC has the right to acquire upon conversion of 40,500 shares of Series 2 Preferred owned of record by GPC. SBL is wholly-owned by Sylvia H. Golsen (40% owner), B. Golsen (20% owner), S. Golsen (20% owner), and L. Rappaport (20% owner) and, as a result, SBL, J. Golsen, Sylvia H. Golsen, B. Golsen, S. Golsen, and L. Rappaport

share the voting and dispositive power of the shares beneficially owned by SBL. SBL's address is 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107.

(4) Includes: (a) 4,000 shares of Series B Preferred owned of record by a trust, of which J. Golsen is the sole trustee, over which he has the sole voting and dispositive power; (b) 12,000 shares of Series B Preferred owned of record by SBL; (c) 4,000 shares Series B Preferred owned of record by SBL's wholly-owned subsidiary, GPC, over which SBL, J. Golsen, Sylvia H. Golsen, B. Golsen, S. Golsen, and L. Rappaport share the voting and dispositive power and (d) 1,000,000 shares of Series D Preferred owned of record by SBL.

(5) Does not include 176,850 shares of Common Stock that L. Rappaport's husband owns of record and 185,000 shares which he has the right to acquire within the next 60 days under the Company's stock option plans, all of which L. Rappaport disclaims beneficial ownership.  Does not include 255,520 shares of Common Stock owned of record by certain trusts for the benefit of B. Golsen, S. Golsen, and L. Rappaport over which B. Golsen, S. Golsen and L. Rappaport have no voting or dispositive power. Heidi Brown Shear, an officer of the Company and the niece of J. Golsen, is the Trustee of each of these trusts.

(6) J. Golsen disclaims beneficial ownership of the shares that B. Golsen, S. Golsen, and L. Rappaport each have the sole voting and investment power over as noted in footnote (3) above.  B. Golsen, S. Golsen, and L. Rappaport disclaim beneficial ownership of the shares that J. Golsen has the sole voting and investment power over as noted in footnotes (3) and (4) and the shares owned of record by Sylvia H. Golsen. Sylvia H. Golsen disclaims beneficial ownership of the shares that J. Golsen has the sole voting and dispositive power over as noted in footnotes (3) and (4) above.

(7) Kent C. McCarthy, manager of Jayhawk Capital Management, L.L.C. ("Jayhawk"), a Delaware limited liability company and investment advisor, is deemed to beneficially own 2,762,081 shares of the Company's Common Stock (which includes 1,401,081 shares of Common Stock receivable upon conversion of 323,650 shares of Series 2 Preferred and 112,500 shares of Common Stock that may be acquired upon exercise of warrants exercisable within 60 days of May 16, 2003).  This number of shares includes the shares Mr. McCarthy personally owns, as well as the shares he controls as manager and sole member of Jayhawk.  As manager and sole member of Jayhawk, Mr. McCarthy has sole voting and dispositive power over the Common Stock beneficially owned by Jayhawk. Jayhawk is deemed to have beneficial ownership of 2,458,050 shares of the Company's Common Stock (which includes 1,298,050 shares of Common Stock receivable upon conversion of 299,850 shares of Series 2 Preferred and 112,500 shares of Common Stock that may be acquired upon exercise of warrants), all of which shares are held in portfolios of (a) Jayhawk Institutional Partners, L.P. ("Jayhawk Institutional"), a Delaware limited partnership (1,850,692 shares of Common Stock which includes 690,692 shares of Common Stock receivable upon conversion of 159,550 shares of Series 2 Preferred and 112,500 shares of Common Stock that may be acquired upon exercise of warrants), (b) Jayhawk Investments, L.P. ("Jayhawk Investments"), a Delaware limited partnership(370,562 shares of Common Stock receivable upon conversion of 85,600 shares of Series 2 Preferred), and (c) Lucky Henry, L.P., ("Lucky Henry"), a Delaware limited partnership.  Jayhawk is the general partner and manager of Jayhawk Institutional, Jayhawk Investments, and Lucky Henry and, as such, has sole voting and dispositive power over these shares.  Mr. McCarthy disclaims beneficial ownership of all such shares other than his personal holdings.  Mr.

McCarthy's address is 8201 Mission Road, Suite 110, Prairie Village, Kansas 66208.  Information set forth in this footnote is based upon Amendment No. 2 to Schedule 13-D filed on March 27, 2003, by McCarthy, Jayhawk, Jayhawk Institutional, and Jayhawk Investments.  See "Certain Relationships and Related Transactions."

(8) Paul J. Denby advised the Company that he has voting and dispositive power over 900,556 shares of Common Stock (which includes 230,256 shares of Common Stock receivable upon conversion of 53,300 shares of Series 2 Preferred).  This number of shares includes 23,776 shares beneficially owned by Mr. Denby's spouse over which Mr. Denby shares voting and dispositive power.  Mr. Denby's address is 4613 Redwood Court, Irving, Texas 75038.

(9) James W. Sight has sole voting and dispositive power over 805,938 shares of Common Stock (which includes 173,785 shares of Common Stock receivable upon conversion of 40,228 shares of Series 2 Preferred).  Mr. Sight's address is 8500 College Boulevard, Overland Park, Kansas 66210.

Security Ownership of Management The following table sets forth information obtained from the directors of the Company and the directors and executive officers of the Company as a group as to their beneficial ownership of the Company's Common Stock and voting Preferred Stock as of May 16, 2003.

Because of the requirements of the Securities and Exchange Commission as to the method of determining the amount of shares an individual or entity may own beneficially, the amount shown below for an individual may include shares also considered beneficially owned by others.  Any shares of stock which a person does not own, but which he or she has the right to acquire within 60 days of May 16, 2003, are deemed to be outstanding for the purpose of computing the percentage of outstanding stock of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

Name of
Beneficial Owner

Title of Class

 Amounts of
Shares
Beneficially Owned (1)

Percent of Class

Raymond B. Ackerman

Common

21,000

(2)

*

Robert C. Brown, M.D.

Common

223,329

(3)

1.8

%

Charles A. Burtch

Common

15,000

(4)

*

Grant J. Donovan

Common

44,169

(5)

*

Dr. N. Allen Ford

Common

432

(6)

*

Barry H. Golsen

 Common
Voting Preferred

 3,092,794
1,016,000

(7) (7)

 22.8
99.5

 %
%

Jack E. Golsen

 Common
Voting Preferred

 3,883,791
1,020,000

(8) (8)

 28.1
99.9

 %
%

David R. Goss

Common

311,272

(9)

2.5

%

Bernard G. Ille

Common

75,000

(10)

*

Donald W. Munson

Common

16,432

(11)

*

Horace G. Rhodes

Common

20,000

(12)

*

Tony M. Shelby

Common

378,229

(13)

3

%

Directors and Executive Officers as a group number (14 persons)

 Common
Voting Preferred

 6,090,672
1,020,000

(14)

 41
99.9

 %
%

* Less than 1%.

(1) The Company based the information, with respect to beneficial ownership, on information furnished by each director or officer, contained in filings made with the Securities and Exchange Commission, or contained in the Company's records.

(2) This amount includes the following shares over which Mr. Ackerman shares voting and dispositive power: (a) 2,000 shares held by Mr. Ackerman's trust, and (b) 4,000 shares held by the trust of Mr. Ackerman's wife.  The remaining 15,000 shares of Common Stock included herein are shares that Mr. Ackerman may acquire pursuant to currently exercisable non-qualified stock.

(3) The amount shown includes 15,000 shares of Common Stock that Dr. Brown may acquire pursuant to currently exercisable non-qualified stock options.  The shares, with respect to which Dr. Brown shares the voting and dispositive power, consists of 122,516 shares owned by Dr. Brown's wife, 15,000 shares held jointly by Dr. Brown and his wife, 50,727 shares owned by Robert C. Brown, M.D., Inc., a corporation wholly-owned by Dr. Brown, and 20,086 shares held by the Robert C.

Brown M.D., Inc. Employee Profit Sharing Plan, of which Dr. Brown serves as the trustee.  The amount shown does not include 50,380 shares owned directly, or through trusts, by the children of Dr. Brown, all of which Dr. Brown disclaims beneficial ownership.

(4) Mr. Burtch has sole voting and dispositive power over these shares, which may be acquired by Mr. Burtch pursuant to currently exercisable non-qualified stock options.

(5) Mr. Donovan has sole voting and dispositive power over these shares, which include 13,000 shares of Common Stock and 31,169 shares of Common Stock that Mr. Donovan has the right to acquire upon conversion of 7,200 shares of Series 2 Preferred.

(6) Dr. Ford has sole voting and dispositive power over these 432 shares of Common Stock that Dr. Ford has the right to acquire upon conversion of 100 shares of Series 2 Preferred.

(7) See footnotes (3), (4), (5) and (6) of the table under "Security Ownership of Certain Beneficial Owners" of this item for a description of the amount and nature of the shares beneficially owned by B. Golsen, including shares he has the right to acquire within 60 days.

(8) See footnotes (3), (4), and (6) of the table under "Security Ownership of Certain Beneficial Owners" of this item for a description of the amount and nature of the shares beneficially owned by J. Golsen, including the shares he has the right to acquire within 60 days.

(9) Mr. Goss has the sole voting and dispositive power over these shares, which include 188,000 shares that Mr. Goss has the right to acquire within 60 days. pursuant to options granted under the Company's stock option plans.

(10) The amount includes (a) 15,000 shares that Mr. Ille may purchase pursuant to currently exercisable non-qualified stock options, over which Mr. Ille has the sole voting and dispositive power, and (b) 50,000 shares owned of record by Mr. Ille's wife, voting and dispositive power of which are shared by Mr. Ille and his wife.

(11) Mr. Munson has the sole voting and dispositive power over these shares, which include (a) 432 shares of Common Stock that Mr. Munson has the right to acquire upon conversion of 100 shares of Series 2 Preferred and (b) 15,000 shares that Mr. Munson may purchase pursuant to currently exercisable non-qualified stock options.

(12) Mr. Rhodes has sole voting and dispositive power over these shares, which include 15,000 shares that may be acquired by Mr. Rhodes pursuant to currently exercisable non-qualified stock options.

(13) Mr. Shelby has the sole voting and dispositive power over these shares, which include 188,000 shares that Mr. Shelby has the right to acquire within 60 days pursuant to options granted under the Company's stock option plans and 15,151 shares that Mr. Shelby has the right to acquire upon conversion of 3,500 shares of Series 2 Preferred.

(14) The amount shown includes 1,224,000 shares of Common Stock that executive officers, directors, or entities controlled by executive officers and directors of the Company have the right to acquire within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance  Based solely on a review of copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to 2002, or written representations that no such reports were required to be filed with the Securities and Exchange Commission, the Company believes that during 2002 all directors and officers of the Company and beneficial owners of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act filed their required Forms 3, 4, or 5, as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, on a timely basis, except (a) Jayhawk Investments, L.P. filed one late Form 5 to report two transactions during 2002 and one late Form 5 to report eight transactions during 2001; (b) Jayhawk Institutional Partners, L.P. filed one late Form 5 to report 11 transactions during 2002 and one late Form 4 to report one transaction during 2003; (c) Kent C. McCarthy filed one late Form 4 to report one transaction during 2003 and one late Form 5 to report 11 transactions during 2000, 19 transactions during 2001, and 10 transactions during 2002; and (d) Jayhawk Capital Management, L.L.C. filed one late Form 4 to report one transaction during 2003 and one late Form 5 to report two transactions during 2000, 18 transactions during 2001, and eight transactions during 2002.

Certain Relationships and Related Transactions A subsidiary of the Company, Hercules Energy Mfg. Corporation ("Hercules"), leased land and a building in Oklahoma City, Oklahoma from Mac Venture, Ltd. ("Mac Venture"), a limited partnership.  GPC (a wholly owned subsidiary of SBL) serves as the general partner of Mac Venture. The limited partners of Mac Venture include GPC and the three children of Jack E. Golsen.  See "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management" above for a discussion of the stock ownership of SBL.  The warehouse and shop space leased by Hercules from Mac Venture consists of a total of 30,000 square feet.  Hercules leased the property from Mac Venture for $3,750 per month under a month-to-month triple net lease extension which ended in October 2002.

Northwest Internal Medicine Associates ("Northwest"), a division of Plaza Medical Group, P.C., has an agreement with the Company to perform medical examinations of the management and supervisory personnel of the Company and its subsidiaries. Under such agreement, Northwest is paid $2,000 a month to perform all such examinations.  Dr. Robert C. Brown (a director of the Company) is Vice President and Treasurer of Plaza Medical Group, P.C.

In 1983, LSB Chemical Corp.  ("LSB Chemical"), a subsidiary of the Company, acquired all of the outstanding stock of El Dorado Chemical Company ("EDC") from its then four stockholders ("Ex-Stockholders").  A substantial portion of the purchase price consisted of an earnout based primarily on the annual after-tax earnings of EDC for a ten-year period. During 1989, two of the Ex-Stockholders received LSB Chemical promissory notes for a portion of their earnout, in lieu of cash, totaling approximately $896,000, payable $496,000 in January 1990, and $400,000 in May 1994. LSB Chemical agreed to a buyout of the balance of the earnout from the four Ex-Stockholders for an aggregate purchase amount of $1,231,000.  LSB Chemical purchased for cash the earnout from two of the Ex-Stockholders and issued multi-year promissory notes totaling $676,000 to the other two Ex-Stockholders. Jack E. Golsen guaranteed LSB Chemical's payment obligation under the promissory notes.  The unpaid balance of these notes at April 30, 2003, was $400,000.

At October 15, 2001, Prime Financial Corporation ("Prime"), a subsidiary of the Company, had a note with an outstanding principal balance of $1,350,000 (the "Prime Note") owed to SBL Corporation ("SBL"), a corporation wholly owned by the spouse and children of Jack E. Golsen, Chairman of the Board and President of the Company.  The Prime Note was issued in connection with a loan from SBL to Prime of funds borrowed by SBL from SBL's lender.  In order to obtain the loan from SBL, Prime was required to (a) issue to SBL's lender a limited guaranty of the lender's loan to SBL, and (b) pledge to SBL's lender 1,973,461 shares of the Company's common stock owned by Prime as security for the limited guaranty.

On October 18, 2001, the Company, Prime, and SBL entered into an agreement (the "Agreement") whereby the Company issued to SBL 1,000,000 shares of a newly created series of Series D Convertible Preferred Stock in the Company ("Series D Preferred Stock").  In consideration of the issuance of the Series D Preferred stock, SBL (a) reduced the principal amount of the Prime Note by $1,000,000, (b) caused Prime's limited guaranty to be reduced to an amount not to exceed $350,000, and (c) caused the shares of LSB common stock pledged by Prime to SBL's lender to be reduced by 1,000,000 shares.  In February 2003, SBL's lender terminated Prime's limited guaranty and released all shares of LSB common stock pledged by Prime to secure the limited guaranty.  At April 30, 2003, $150,000 remains outstanding under the Prime Note which is payable on demand.

Each share of Series D Preferred Stock issued to SBL has, among other things, .875 votes and the right to vote as a class with the Company's common stock, a liquidation preference of $1.00 per share, cumulative dividends at the rate of 6% per annum, and is convertible into LSB common stock on the basis of four shares of Preferred Stock into one share of common stock.  Dividends on the Series D Preferred Stock issued to SBL will be paid only after accrued and unpaid dividends are paid on the Company's Series 2 Preferred. At April 30, 2003, there was $7.6 million in accrued but unpaid dividends due on the Series 2 Preferred.

Effective March 25, 2003, the Company completed a private placement to Jayhawk Institutional Partners, L.P. ("Jayhawk Institutional") of 450,000 shares of the Company's common stock and a five year warrant to purchase up to 112,500 share of the Company's common stock at an exercise price of $3.49 per share, subject to anti-dilution adjustments under certain conditions.  The total price paid by Jayhawk to the Company for the shares of common stock and the warrant was $1,570,500.  The average closing price of the Company's common stock over the 30 day period prior to the transaction was $3.49. Jayhawk has certain registration rights. See "Security Ownership of Certain Beneficial Owners" for a description of the beneficial ownership of our common stock by Kent C. McCarthy and affiliates, including Jayhawk Institutional.

Family Relationships  Jack E. Golsen is the father of Barry H. Golsen and the brother-in-law of Robert C. Brown, M.D.  Robert C. Brown, M.D. is the uncle of Barry H. Golsen.

EXECUTIVE COMPENSATION

AND OTHER INFORMATION

Executive Compensation The following table shows the aggregate compensation which the Company and its subsidiaries paid or accrued to the Chief Executive Officer and each of the other four most highly-paid executive officers of the Company (which includes the Vice Chairman of the Board who also serves as President of the Company's Climate Control Business). The table includes compensation paid in 2002 for services rendered during 2002, plus any compensation paid in 2002 for services rendered in a prior year, less any amount relating to those services previously included in the cash compensation table for a prior year.

Summary Compensation Table

Annual Compensation

 Long-term
Compensation
Awards

Name and Position

Year

Salary
($)

Bonus
($) (1)

 Securities
Underlying
Stock
Options

 Jack E. Golsen,
Chairman of the Board,
President and Chief
Executive Officer

2002
2001
2000

477,400
477,400
477,400

-
-
-

-
-
-

 Barry H. Golsen
Vice Chairman of the
Board of Directors
And President of the
Climate Control Business

 2002
2001
2000

 326,600
326,600
226,600

 85,000
60,000
-

 -
20,000
-

 David R. Goss,
Senior Vice
President - Operations

 2002
2001
2000

 190,500
190,500
190,500

 75,000
50,000
-

 -
15,000
-

 Tony M. Shelby
Senior Vice President/
Chief Financial Officer

 2002
2001
2000

 190,500
190,500
190,500

 85,000
100,000
-

 -
15,000
-

 David M. Shear,
Vice President/
General Counsel

 2002
2001
2000

 165,000
165,000
165,000

 50,000
50,000
-

 -
15,000
-

(1) Bonuses are for services rendered for the prior fiscal year.

Option Grants in 2002  No stock options were granted during 2002 to any of the named executive officers in the above Summary Compensation.

Aggregated Option Exercises in 2002

and Fiscal Year End Option Values

The following table sets forth information concerning the number and value of unexercised options held by each of the named executive officers during 2002 and the year-end value of unexercised options.

    Shares
    Acquired On
Exercise

    Value
Realized

     Number of Securities Underlying Unexercised Options at
FY End (1)

     Value of
    Unexercised In-
    the-Money
    Options at
    Fiscal Year End
(1) (2)

Name

Exercisable/Unexercisable

Exercisable/Unexercisable

    Jack E.
Golsen

-

-

185,500 / 79,500

$

279,781 / $119,906

    Barry H.
Golsen

-

-

112,500 / 62,500

$

159,583 / $ 68,955

David R. Goss

(3)

$

2,200

158,000 / 42,000

$

108,710 / $ 47,340

    Tony M.
Shelby

(4)

$

2,200

158,000 / 42,000

$

108,710 / $ 47,340

    David M.
Shear

(5)

$

2,318

137,000 / 42,000

$

108,710 / $ 47,340

(1) The stock options granted under the Company's stock option plans become exercisable 20% after one year from date of grant, an additional 20% after two years, an additional 30% after three years, and the remaining 30% after four years.

(2) The values are based on the difference between the price of the Company's Common Stock on the Over-the-Counter Bulletin Board at the close of trading on December 31, 2002 of $2.80 per share and the exercise price of such option.  The actual value realized by a named executive officer on the exercise of these options depends on the market value of the Company's Common Stock on the date of exercise.

(3) Mr. Goss exercised his right to purchase shares of the Company's common stock under the Company's stock option plans by acquiring 8,000 shares at an aggregate purchase price of $25,000.  These 8,000 shares were acquired at an option price per share of $3.125 under the incentive stock options ("ISO") granted to Mr. Goss on June 1, 1992.  As consideration for the acquisition of such shares, Mr. Goss transferred to the Company 7,353 shares of the Company's common stock owned by him, having a value of $3.40 on May 31, 2002, the date of such exercise, for an aggregate fair market value of $25,000.

(4) Mr. Shelby exercised his right to purchase shares of the Company's common stock under the Company's stock option plans by acquiring 8,000 shares at an aggregate purchase price of $25,000.  These 8,000 shares were acquired at an option price per share of $3.125 under the ISO granted to Mr. Shelby on June 1, 1992.  As consideration for the acquisition of such shares, Mr. Shelby transferred to the Company 7,353 shares of the Company's common stock owned by him, having a value of $3.40 on May 31, 2002, the date of such exercise, for an aggregate fair market value of $25,000.

(5) Mr. Shear exercised his right to purchase shares of the Company's common stock under the Company's stock option plans by acquiring 7,600 shares at an aggregate price of $23,750.  These 7,600 shares were acquired at an exercised price per share of $3.125 under the ISO granted to Mr. Shear on June 1, 1992. As consideration for the acquisition of such shares, Mr. Shear's spouse, Heidi Brown Shear, transferred to the Company as a bona fide gift to her spouse 6,846 shares of the Company's common stock owned by her, having a value of $3.43 per share on May 29, 2002, the day the 6,846 shares were delivered, for an aggregate fair market value of $23,482.  Mr. Shear paid the remaining $268 of the purchase price to the Company.

Other Plans  The Board of Directors has adopted an LSB Industries, Inc., Employee Savings Plan (the "401(k) Plan") for the employees (including executive officers) of the Company and its subsidiaries, excluding certain (but not all) employees covered under union agreements.  The 401(k) Plan is an employee contribution plan, and the Company and its subsidiaries make no contributions (with limited matching exceptions at two certain locations) to the 401(k) Plan.  The amount that an employee may contribute to the 401(k) Plan equals a certain percentage of the employee's compensation, with the percentage based on the employee's income and certain other criteria as required under Section 401(k) of the Internal Revenue Code. The Company or subsidiary deducts the amounts contributed to the 401(k) Plan from the employee's compensation each pay period, in accordance with the employee's instructions, and pays the amount into the 401(k) Plan for the employee's benefit.  The Summary Compensation Table set forth above includes any amount contributed and deferred during the 2002, 2001, and 2000 fiscal years pursuant to the 401(k) Plan by the named executive officers of the Company.

The Company has a death benefit plan for certain key employees which is in the process of being revised. Under the existing plan, the designated beneficiary of an employee covered by the plan will receive a monthly benefit for a period of 10 years if the employee dies while in the employment of the Company or a wholly-owned subsidiary of the Company.  The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at anytime prior to the employee's death.  The Company has purchased life insurance on the life of each employee covered under the plan to provide, in large part, a source of funds for the Company's obligations under the plan.  The Company also will fund a portion of the benefits by investing the proceeds of such insurance policy received by the Company upon the employee's death.  The Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company upon the death of the employee.  The following table sets forth the amounts of annual benefits payable to the designated beneficiary or beneficiaries of the executive officers named in the Summary Compensation Table set forth above under the above-described death benefits plan.

Name of Individual

Amount of Annual Payment

Jack E. Golsen

$

175,000

Barry H. Golsen

$

30,000

David R. Goss

$

35,000

Tony M. Shelby

$

35,000

David M. Shear

$

N/A

In addition to the above-described plans, during 1991 the Company entered into a non-qualified arrangement with certain key employees of the Company and its subsidiaries to provide compensation to such individuals in the event that they are employed by the Company or a subsidiary of the Company at age 65.  This arrangement is also in the process of being revised.  Under the plan, the employee will be eligible to receive for the life of such employee, a designated benefit as set forth in the plan.  In addition, if prior to attaining the age 65 the employee dies while in the employment of the Company or a subsidiary of the Company, the designated beneficiary of the employee will receive a monthly benefit for a period of 10 years.  The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at any time prior to the employee's death.  The Company has purchased insurance on the life of each employee covered under the plan where the Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company to provide a source of funds for the Company's obligations under the plan. The Company may also fund a portion of the benefits by investing the proceeds of such insurance policies.  Under the terms of the plan, if the employee becomes disabled while in the employment of the Company or a wholly-owned subsidiary of the Company, the employee may request the Company to cash-in any life insurance on the life of such employee purchased to fund the Company's obligations under the plan. Jack E. Golsen does not participate in the plan.  The following table sets forth the amounts of annual benefits payable to the executive officers named in the Summary Compensation Table set forth above under such retirement plan.

Name of Individual

Amount of Annual Payment

Barry H. Golsen

$

17,480

David R. Goss

$

17,403

Tony M. Shelby

$

15,605

David M. Shear

$

17,822

The two plans set forth above are in the process of being revised into a single program which would provide a combined benefit. The details of the revised program which will replace the death benefit plan and the non-qualified arrangement described above are being finalized. The revised plan may be materially altered prior to such finalization. It provides for a non-qualified arrangement with certain key employees of the Company and its subsidiaries to provide compensation to such individuals in the event that they are employed by the Company or a subsidiary of the Company at age 65 (and participate in the plan for 10 years). Under the plan the employee will be eligible to receive a designated benefit as set forth in the plan for 10 years.  In addition, if prior to attaining age 65 the employee dies while in the employment of the Company or a subsidiary of the Company, the designated beneficiary of the employee will receive a monthly benefit for a period of 10 years. The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at any time prior to the employee's death.  The Company has purchased insurance on the life of each employee covered under the plan where the Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company to provide a source of funds for the Company's obligations under the plan. The Company may also fund a portion of the benefits by investing the proceeds of such insurance policies.  Under the terms of the plan, if the employee becomes disabled while in the employment of the Company or a wholly-owned subsidiary of the Company, the employee may request the Company to cash-in any life insurance on the life of such employee purchased to fund the Company's obligations under the plan. Jack E. Golsen participates only in the death benefit aspect of the plan.  The following table sets forth the amounts of annual benefits payable to the beneficiaries of the employee or to the executive officers named in the Summary Compensation Table set forth above under such retirement plan.

Name of Individual

Death Benefit
Amount of
Annual Payment

 Maximum Salary Continuation
Amount of Payment(1) (2)

Jack E. Golsen

$

120,050

$

-

Barry H. Golsen

$

97,213

$

97,213

David R. Goss

$

60,363

$

60,363

Tony M. Shelby

$

72,888

$

72,888

David M. Shear

$

37,500

$

37,500

(1) If employee attains age 65 and completes 10 years participation in the plan.

(2) Employees who reach age 65 prior to 10 years participation in the plan will receive a reduced benefit depending on years of participation.

Employment Contracts and Termination of Employment and Change in Control Arrangements

a) Termination of Employment and Change in Control Agreements
The Company has entered into severance agreements with Jack E. Golsen, Barry H. Golsen, Tony M. Shelby, David R. Goss, David M. Shear, and certain other officers of the Company and subsidiaries of the Company.

Each severance agreement provides (among other things) that if, within 24 months after the occurrence of a change in control (as defined) of the Company, the Company terminates the officer's employment other than for cause (as defined), or the officer terminates his employment for good reason (as defined), the Company must pay the officer an amount equal to 2.9 times the officer's base amount (as defined).  The phrase "base amount" means the average annual gross compensation paid by the Company to the officer and includable in the officer's gross income during the period consisting of the most recent five year period immediately preceding the change in control. If the officer has been employed by the Company for less than five years, the base amount is calculated with respect to the most recent number of taxable years ending before the change in control that the officer worked for the Company.

The severance agreements provide that a "change in control" means a change in control of the Company of a nature that would require the filing of a Form 8-K with the Securities and Exchange Commission and, in any event, would mean when: (a) any individual, firm, corporation, entity, or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as mended) becomes the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding voting securities having the right to vote for the election of directors, except acquisitions by (i) any person, firm, corporation, entity, or group which, as of the date of the severance agreement, has that ownership, or (ii) Jack E. Golsen, his wife; his children and the spouses of his children; his estate; executor or administrator of any estate, guardian or custodian for Jack E. Golsen, his wife, his children, or the spouses of his children, any corporation, trust, partnership, or other entity of which Jack E. Golsen, his wife, children, or the spouses of his children own at least 80% of the outstanding beneficial voting or equity interests, directly or indirectly, either by any one or more of the above-described persons, entities, or estates; and certain affiliates and associates of any of the above-described persons, entities, or estates; (b) individuals who, as of the date of the severance agreement, constitute the Board of Directors of the Company (the "Incumbent Board") and who cease for any reason to constitute a majority of the Board of Directors except that any person becoming a director subsequent to the date of the severance agreement, whose election or nomination for election is approved by a majority of the Incumbent Board (with certain limited exceptions), will constitute a member of the Incumbent Board; or (c) the sale by the Company of all or substantially all of its assets.

Except for the severance agreement with Jack E. Golsen, the termination of an officer's employment with the Company "for cause" means termination because of: (a) the mental or physical disability from performing the officer's duties for a period of 120 consecutive days or one hundred eighty days (even though not consecutive) within a 360 day period; (b) the conviction of a felony; (c) the embezzlement by the officer of Company assets resulting in substantial personal enrichment of the officer at the expense of the Company; or (d) the willful failure (when not mentally or physically disabled) to follow a direct written order from the Company's Board of Directors within the reasonable scope of the officer's duties performed during the 60 day period prior to the change in control.  The definition of "Cause" contained in the severance agreement with Jack E. Golsen means termination because of: (a) the conviction of Mr. Golsen of a felony involving moral turpitude after all appeals have been completed; or (b) if due to Mr. Golsen's serious, willful, gross misconduct or willful, gross neglect of his duties has resulted in material damages to the Company and its subsidiaries, taken as a whole, provided that (i) no action or failure to act by Mr. Golsen will constitute a reason for termination if he believed, in good faith, that such action or failure to act was in the Company's or its subsidiaries' best interest, and (ii) failure of Mr. Golsen to perform his duties hereunder due to disability shall not be considered willful, gross misconduct or willful, gross negligence of his duties for any purpose.

The termination of an officer's employment with the Company for "good reason" means termination because of (a) the assignment to the officer of duties inconsistent with the officer's position, authority, duties, or responsibilities during the 60 day period immediately preceding the change in control of the Company or any other action which results in the diminishment of those duties, position, authority, or responsibilities; (b) the relocation of the officer; (c) any purported termination by the Company of the officer's employment with the Company otherwise than as permitted by the severance agreement; or (d) in the event of a change in control of the Company, the failure of the successor or parent company to agree, in form and substance satisfactory to the officer, to assume (as to a successor) or guarantee (as to a parent) the severance agreement as of no change in control had occurred.

Except for the severance agreement with Jack E. Golsen, each severance agreement runs until the earlier of: (a) three years after the date of the severance agreement, or (b) the officer's normal retirement date from the Company; however, beginning on the first anniversary of the severance agreement and on each annual anniversary thereafter, the term of the severance agreement automatically extends for an additional one-year period, unless the Company gives notice otherwise at least 60 days prior to the anniversary date.  The severance agreement with Jack E. Golsen is effective for a period of three years from the date of the severance agreement; except that, commencing on the date one year after the date of such severance agreement and on each annual anniversary thereafter, the term of such severance agreement shall be automatically extended so as to terminate three years from such renewal date, unless the Company gives notices otherwise at least one year prior to the renewal date.

(b) Employment Agreement  The Company has an employment agreement with Jack E. Golsen, the Chairman of the Board and President of the Company, which requires the Company to employ Mr. Golsen as an executive officer of the Company. The current term of the employment agreement will expire March 21, 2005; however, pursuant to an amendment to the employment agreement approved by the Board of Directors, the term will be automatically renewed for up to three additional three-year periods. The employment agreement may be terminated by either party by written notice at least one year prior to the expiration of the then current term. Under the terms of such employment agreement, Mr. Golsen shall be paid (a) an annual base salary at his 1995 base rate, as adjusted from time to time by the Executive Salary Review Committee, but such shall never be adjusted to an amount less than Mr. Golsen's 1995 base salary, (b) an annual bonus in an amount as determined by the Executive Salary Review Committee, and (c) receive from the Company certain other fringe benefits.

The employment agreement provides that Mr. Golsen's employment may not be terminated, except (a) upon conviction of a felony involving moral turpitude after all appeals have been exhausted, (b) Mr. Golsen's serious, willful, gross misconduct or willful, gross negligence of duties resulting in material damage to the Company and its subsidiaries, taken as a whole, unless Mr. Golsen believed, in good faith, that such action or failure to act was in the Company's or its subsidiaries' best interest, and (c) Mr. Golsen's death. However, no such termination under (a) or (b) above may occur unless and until the Company has delivered to Mr. Golsen a resolution duly adopted by an affirmative vote of three-fourths of the entire membership of the Board of Directors at a meeting called for such purpose after reasonable notice given to Mr. Golsen finding, in good faith, that Mr. Golsen violated (a) or (b) above.

If Mr. Golsen's employment is terminated in breach of the employment agreement, then he shall, in addition to his other rights and remedies, receive and the Company shall pay to Mr. Golsen (a) in a lump sum cash payment, on the date of termination, a sum equal to the amount of Mr. Golsen's annual base salary at the time of such termination and the amount of the last bonus paid to Mr. Golsen prior to such termination times the number of years remaining under the then current term of the employment agreement and (b) provide to Mr. Golsen all of the fringe benefits that the Company was obligated to provide during his employment under the employment agreement for the remainder of the term of the employment agreement.

If there is a change in control (as defined in the severance agreement between Mr. Golsen and the Company) and within 24 months after such change in control Mr. Golsen is terminated, other than for Cause (as defined in the severance agreement), then in such event, the severance agreement between Mr. Golsen and the Company shall be controlling.

In the event Mr. Golsen becomes disabled and is not able to perform his duties under the employment agreement as a result thereof for a period of 12 consecutive months within any two year period, the Company shall pay Mr. Golsen his full salary for the remainder of the term of the employment agreement and thereafter 60% of such salary until Mr. Golsen's death.

Compensation Committee Interlocks and Insider Participation The Company's Executive Salary Review Committee has the authority to set the compensation of all officers of the Company.  This Committee generally considers and approves the recommendations of the President. The President does not make a recommendation regarding his own salary. The members of the Executive Salary Review Committee are the following non-employee directors: Robert C. Brown, M.D., and Bernard G. Ille.  Neither Dr. Brown nor Mr. Ille is, or ever has been, an officer or employee of the Company or any of its subsidiaries.  During 2002, the Executive Salary Review Committee had three meetings.

See "Compensation of Directors" for information concerning compensation paid to non-employee directors of the Company during 2002 for services as a director to the Company, and "Certain Relationships and Related Transactions" for information concerning compensation paid to an affiliate of Dr. Brown.

Report of Executive Salary Review Committee

The following report by the Executive Salary Review Committee required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement shall not be considered incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or to be filed under such Acts.

General  The Executive Salary Review Committee ("Committee") is presently comprised of two directors of the Company, who are not current or former employees of the Company.  The Committee is responsible for reviewing and approving the compensation paid to executive officers of the Company.

Compensation Policy for Executive Officers  Although the Committee has not established specific quantitative compensation policies for executive officers of the Company, including the President-Chief Executive Officer, the Committee reviews each executive officer's performance on behalf of the Company during the last preceding year in establishing the executive officer's bonus for such year, if any, and any increase or decreases to such executive officers' compensation for the next year.  The guiding principle of the Committee is based on the following objectives: (a) to attract and retain qualified executives in a highly competitive environment who will play significant roles in achieving the Company's goals; (b) to reward executives for strategic management and the long-term enhancement of stockholder value; (c) to create a performance-oriented environment that rewards performance with respect to financial and operational goals of the Company; and, (d) motivate executives to protect the interests of the Company in all situations.  The key elements of the Company's executive compensation program have consisted of a base salary, bonus and stock options.

As to the compensation (salary and bonus) paid or payable to executive officers, other than the President-Chief Executive Officer, the President-Chief Executive Officer makes a recommendation to the Committee.  The Committee considers such recommendations.  The President-Chief Executive Officer's recommendation with respect to base salary and the Committee's approval or disapproval of such recommendation is primarily based on the objectives set forth above. Recommendations by the President - Chief Executive Officer of bonus compensation and the Committee's decision to approve or disapprove such recommendations is closely tied to the individual's performance and the Company's financial performance.

Jack E. Golsen has been President and Chief Executive Officer of the Company since its formation in 1969.  In setting Mr. Golsen's compensation, the Committee takes into account the fact that Mr. Golsen continues the strategy of developing the Company through internal growth, acquisitions, redeployment of assets and personnel, the complexity of issues required to be dealt with, and development of international markets.  There were no increases in Mr. Golsen's annual salary for 2000, 2001 or 2002.  In March, 1996, the Company entered into an employment agreement with Mr. Golsen, which employment agreement set Mr. Golsen's salary at his 1995 base rate, as adjusted from time to time by the Committee.  See "Executive Compensation and Other Information - Employment Contracts and Termination of Employment and Change in Control Arrangements".

Bonuses, if any, are paid to executive officers in arrears for performance during the previous fiscal year.  The Committee considers the payment of bonuses to be consistent with the goals set forth above.  Bonuses were paid in 2002 and 2001. See "Executive Compensation." Bonuses have not been determined for 2002 performance.

The Company has had a practice of granting stock options to the President-Chief Executive Officer and other executive officers of the Company. This practice is founded on the belief that stock options offer executive officers a valuable incentive to achieve increased profitability of the Company in order to enhance stockholder value.  There are no specific factors used to determine the number of options granted or to the timing of such grants; however, certain criteria are considered such as length of service, level of responsibility, and the achievement of the Company's earnings objectives.  No stock options were granted to the President-Chief Executive Officer and other executive officers of the Company during 2002.

Members of the Committee:

                                            Bernard G. Ille, Chairman

                                            Robert C. Brown, M.D.

Five Year Total Stockholder Return Graph.  The following table compares the yearly percentage change in the cumulative total stockholder return assuming reinvestment of dividends, if any, of (a) the Company, (b) a composite index ("Peer Group") comprised of a peer group of entities from two distinct industries which represent the Company's two primary lines of business (Chemical and Climate Control), and (c) the American Stock Exchange Market Value Index ("AMEX MVI)". The table set forth below covers the period from year-end 1997 through year-end 2002.

FISCAL YEAR ENDING

12/29/1997

12/31/1998

12/31/1999

12/31/2000

12/29/2001

12/31/2002

LSB Industries, Inc.

100.00

82.25

35.26

61.14

65.21

70.23

PEER GROUP

100.00

98.99

90.02

86.78

92.68

85.24

AMEX MVI

100.00

98.64

122.98

121.47

115.87

111.25

    Assumes $100 invested at year-end 1997 in the Company, the Peer Group, and the AMEX MVI.

The Peer Group was developed for the Company by Media General Financial Services and is comprised of certain companies that have Standard Industrial Classification ("SIC") codes which the Company believes correspond to the Company's primary lines of business.  The companies which comprise the Peer Group are listed on Exhibit "A" to this Proxy Statement. The Peer Group is comprised of (a) chemical companies having SIC codes 112 (agricultural chemicals) and 113 (specialty chemicals); and (b) climate control companies having SIC code 634 (general building materials), and is provided for comparison to the Company's two primary lines of business, Chemical and Climate Control. The AMEX MVI line is provided because the Company believes that those companies listed in the AMEX most closely resemble the size and composition of the Company.  The Company has been advised that the cumulative total return of each component company in the Peer Group has been weighted according to the respective company's stock market capitalization.  In light of the Company's unique industry diversification and current market capitalization, the Company believes that the Peer Group and AMEX MVI are appropriate for comparison to the Company.

The above Five-Year Total Stockholder Return Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or to be filed under such Acts.

PROPOSAL 2

SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has appointed the firm of Ernst & Young LLP, certified public accountants, ("Ernst & Young") as the Company's auditors for 2003, subject to the approval and ratification by the stockholders. Ernst & Young (or its predecessor, Arthur Young & Company) has served as the Company's auditors for more than five years, including the fiscal year most recently completed.  See "Election of Directors - Certain Committees and Meetings of the Board of Directors".

In line with past practices, it is expected that one or more representatives of Ernst & Young will attend the Annual Meeting and will be available to respond to appropriate questions or make a statement should they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may come before the Annual Meeting.  If any other business properly comes before the meeting, the persons named in the Proxy Card will vote with respect to that matter in accordance with their best judgment.

Pursuant to the By-laws of the Company, only such business shall be conducted at the Annual Meeting as shall have been brought before the meeting (a) by or at the direction of the Board of Directors of the Company, or (b) by any stockholder of the Company who is entitled to vote at the Annual Meeting and who complies with the following notice requirements.  No business may be properly brought before the Annual Meeting by a stockholder unless the stockholder gives written notice to the Secretary of the Company of the business to be presented at the Annual Meeting not less than 50 days prior to the date of the Annual Meeting (or in the event that less than 60 days notice, or public disclosure of the date of the Annual Meeting, is given or made to stockholders, written notice by the stockholder must be received by the Secretary of the Company not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure was made).  The written notice must set forth: (a) a brief description of the business desired to be presented before the Annual Meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (c) the class and number of shares of the Company's voting stock beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business.

A copy of the Company's 2002 Annual Report accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2002, which the Company has filed with the Securities and Exchange Commission. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to Director - Communications Department, c/o LSB Industries, Inc., 16 South Pennsylvania Avenue, Post Office Box 754, Oklahoma City, OK  73101.

                                                            LSB INDUSTRIES, INC.

                                                            BY ORDER OF

                                                            THE BOARD OF DIRECTORS

                                                            David M. Shear

                                                            Secretary

DATE:  June 10, 2003

Exhibit "A"

AAON INC

ACETO CORP

ADM TRONICS UNLIMITED

ADVANCED REFRIGERATION

AGRIUM INC

AGROCAN CORP

ALCIDE CORP

AMCOL INTERNATIONAL CORP

AMERICAN FIRE RETARDANT

AMERICAN SOIL TECH

AMERICAN STANDARD COS

AMERICAN STONE INDS

AMERICAN VANGUARD CORP

AMERON INTERNAT CORP

ARMSTRONG HOLDINGS INC

BALCHEM CORP

BERGER HOLDINGS INC LTD

BRADY CORPORATION CL A

BRASKEM SA

BUNGE LTD

BUTLER MANUFACTURING CO

CABOT CORP

CABOT MICROELECTRONICS

CAMBREX CORP

CARBO CERMICS INC

CERADYNE INC

CFC INTERNAT INC CL CM

CGI HOLDING

CIBA SPECIALTY CHEM HLDG

COLONIAL COMMERCIAL CORP

CONTINENTIAL MATERIALS CP

CORIMON SA ADS

CROMPTON CORPORATION

CROWN ENERGY

CRYOCON INC

CYANOTECH CORP

CYTEC INDUSTRIES INC

DANAHER CORP

DEMARCO ENERGY SYS

DETREX CORPORATION

DIATECT INTERNATL CORP

DICUT INC

DREW INDUSTRIES INC

DYNAMOTIVE ENERGY SYSTS

EDEN BIOSCIENCE CORP

ELKCORP

ETYHL CORP

FERRO CORP

FLAMEMASTER CORP

FLEXIBLE SOLUTIONS INTL

GRIFFON CORP

H.B. FULLER CO

HAUSER INC (CO)

HELIX BIOMEDIX

HERC PRODUCTS

HUMATECH INC

IGENE BIOTECH INC

IMC GLOBAL INC

IMPERIAL IND INC

INTERNACIONAL DE CERAMIC

INTERNAT ALUMINUM CORP

INTERNAT FLAVORS & FRAG

JILIN CHEMICAL INDUSTRL

KYZEN CORP CL A

LANCER CORP

LESCO INC

LUBRIZOL CORP

MACDERMID INC

MACE SECURITY INTERNAT

MARK HOLDINGS INC

MARTIN INDUSTRIES INC

MARTIN MARIETTA MATERIAL

MESTEK INC

METHANEX CORPORATION

MISSISSIPPI CHEMICAL CP

MONSANTO CO

NCI BUILDING SYSTEMS INC

NEVADA CHEMICAL INC

NO FIRE TECH

NORTHERN TECHNOLOGY

OIL-DRI CORP OF AMERICA

OM GROUP INC

OMNOVA SOLUTIONS INC

OWENS-CORNING

PACER TECHNOLOGY

PENDFORD CORP

PHOSPHATE RESOURCE PTNRS

POLYDEX PHARMACEUTICALS

POLYMER SOLUTIONS INC

PROLONG INTERNAT CORP

QUAKER CHEMICAL CORP

REINK CORPORATION

RHODIA ADS

RONSON CORP

RPM INTERNATIONAL INC DE

SCOTTS CO CL A

SHERWIN-WILLIAMS CO

SOCIEDAD QUIMICA Y MINER

SURMODICS INC

SYNGENTA AD FOR NVS

SYNTHETECH INC.

TAT TECHNOL LTD

TECH FLAVORS & FRAGRANCE

TECUMSEH PRODUCTS CL A

TECUMSEH PRODUCTS CL B

TEMTEX INDUSTRIES INC

TERRA NITROGEN CO L.P.

TRAMFORD INTERNAT LTD

TS&B HOLDINGS INC

U.S. HOME & GARDEN INC

U.S. LIME & MINERALS INC

URECOATS INDUSTRIES INC

USG CORP

VALHI INC

VALSPAR CORPORATION, THE

VERIDIEN CORP

VULCAN MATERIALS CO

W.R. GRACE & CO

WD-40 CO

YORK INTERNAT CORP

Exhibit "B"

AUDIT COMMITTEE CHARTER - 2003

A. Purpose.  The Audit Committee is appointed by the Board of Directors of LSB Industries, Inc. (the "Company") for the following purposes:

    Assisting the Board of Directors in discharging its oversight responsibility relating to: (a) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (b) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (c) the outside auditing firm's qualifications and independence; and (d) the performance of the Company's internal audit function and the Company's outside auditing firm; and

    Preparing the report required by the rules of the SEC to be included in the Company's annual proxy statement.

In fulfilling its purpose, the Audit Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board of Directors, the outside auditor, the senior and financial management of the Company, and with any employees of the Company or other individuals who desire to bring accounting, internal accounting controls, auditing, or other matters to the Committee's attention.

In the exercise of its oversight responsibilities, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles.  Instead, such duties remain the responsibility of management and the outside auditor.  Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law.  Further, nothing contained in this charter is intended to alter or impair the right of the members of the Audit Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Audit Committee, Board of Directors, or Company by officers of employees or by outside experts such as the outside auditor.

B. Members.  The Board of Directors shall appoint an Audit Committee of at least three members, and shall designate one member as chairperson.  Each member of the Audit Committee must meet the independence and experience requirements of relevant law, including rules and regulations of the Securities and Exchange Commission (the "Commission") and, if the Company's securities are listed for trading on a national securities exchange or the Nasdaq Stock Market ("NASDAQ"), the rules and regulations of such applicable national securities exchange or NASDAQ on which the Company's securities are listed for trading.  Each member shall be able to read and understand financial statements at the time of their appointment.

The members of the Audit Committee shall be appointed by the Board of Directors on the recommendation of the Nominating and Corporate Governance

Committee or a majority of the independent directors and may be removed and replaced by the Board in its discretion.

C. Authorities and Responsibilities.  Among its specific duties and responsibilities, the Audit Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the Commission and, if the Company's securities are listed for trading on a national securities exchange or NASDAQ, the rules and regulations of such national securities exchange or NASDAQ:

1. Be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation and oversight of the outside auditing firm.  In this regard, the Audit Committee shall have the sole authority to (a) appoint and retain (subject to ratification by the Company's stockholders), (b) determine the funding for, and (c) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee.

2. Approve in advance all audit services to be provided by the outside auditing firm, including any written engagement letters related thereto; establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require pre-approval by the Audit Committee of all permissible non-audit services to be provided by the outside auditing firm; and, at the discretion of the Audit Committee, delegate such pre-approval of services to the chairman of the Audit Committee (provided that the chairman shall provide subsequent notification to the Audit Committee of any such pre-approval at scheduled meetings of the Audit Committee).

3. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review a report by the outside auditing firm describing any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationships or services that may impact the objectivity and independence of the auditor; and present to the Board of Directors the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

4. Review and discuss with the outside auditing firm: (a) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access to requested information, and any significant disagreements with management; (b) any reports of the outside auditing firm with respect to interim periods; and (c) the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect.

5. Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including: (a) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; and (c) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

6. Recommend to the Board based on the review and discussion described in paragraphs 3 - 5 above, whether the financial statements should be included in the Annual Report on Form 10-K.

7. Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

8. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

9. Review and discuss with management and the outside auditors any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

10. Review any related party transactions involving directors or executive officers of the Company.

11. Review with the General Counsel or, if the Company does not have a General Counsel, the Company's principal, outside legal counsel, material pending legal proceedings involving the Company and other contingent liabilities.

12. Establish procedures in compliance with relevant law, including rules and regulations adopted by the Commission  or

NASDAQ for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

13. Establish policies for the Company's hiring of employees of the outside auditing firm and former employees of the outside auditing firm.

14. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

D. Meetings.  The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but not less than quarterly, either in person or telephonically.  At least annually, the Audit Committee shall meet in executive session with each of management, the principal internal auditor of the Company, and the independent auditing firm.  The Audit Committee may create subcommittees who shall report to the Audit Committee.  The Audit Committee shall report to the full Board of Directors with respect to its meetings.  The majority of the members of the Audit Committee shall constitute a quorum.

E. Outside Advisors.   The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

F. Funding by the Company.  The Company shall provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to the independent auditing firm employed by the Company for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

G. Investigations.  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

The persons named above will vote the shares of stock represented by this Proxy Card in accordance with the specifications made in Items 1 and 2.If the undersigned makes no specification, the persons named above will vote the shares "FOR " Items 1 and 2.

Please sign exactly as your name appears below, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in a fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both persons should sign.

__________________

Date

____________________________________________________________

Name of Shareholder (Please Print)

____________________________________________________________

New Address (Street, City, State)

____________________________________________________________

Signature and Title

____________________________________________________________

Signature and Title

____________________________________________________________

Signature and Title

LSB INDUSTRIES, INC.                                                        PROXY                                                                 THIS PROXY IS

16 South Pennsylvania                                   FOR THE 2003 ANNUAL MEETING                               SOLICITED BY THE

Post Office Box 754                                                 OF STOCKHOLDERS                                             BOARD OF DIRECTORS

Oklahoma City, Oklahoma 73101                                                                                                              OF LSB INDUSTRIES, INC.

The undersigned hereby appoints Jack E. Golsen and Tony M. Shelby, and each of them, the undersigned 's proxy, with full power of substitution, to attend the annual meeting of the shareholders of LSB Industries, Inc. (the "Company ")on Thursday July 10, 2003, at 11:30 a.m., Central Daylight Time, at the Company 's offices located at 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107, and at any adjournment of that meeting and to vote the undersigned 's shares of the Common Stock, Convertible Noncumulative Preferred Stock,12 %Series B Cumulative Convertible Preferred Stock, and Series D 6%Cumulative Convertible Preferred Stock, all of which vote as single class, as designated below.

        (1) Election of Directors

             [
]
 For All Nominees Listed Below (except as marked to the contrary below) Withhold Authority to vote for All Nominees Listed Below

                   (Instruction: To withhold authority for an individual nominee, strike through the nominee 's name below.)

Robert C. Brown, M.D.                               Barry H. Golsen                                        David R. Goss

                    The Board of Directors unanimously recommends a vote "FOR " all nominees.

        (2) Approval and ratification of Selection of Independent Auditors, Ernst & Young, LLP

[  ]
 FOR                                  [
]  AGAINST
[  ]  ABSTAIN

                    The Board of Directors unanimously recommends a vote "FOR " this item.

        (3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.